UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     October 29, 2007
Date of Report (Date of earliest event reported)

     COLUMBUS VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52565	72-1619354
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 210
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 510-1240
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 29, 2007, the Board of Directors of Columbus Ventures Inc. (the “Company”) appointed LBB & Associates Ltd., LLP (“LBB”) as the Company’s new independent registered public accounting firm following the resignation of Telford Sadovnick, P.L.L.C., as disclosed in the Company’s Form 8-K originally filed on October 24, 2007, as amended October 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS VENTURES INC.
Date: October 30, 2007
	By:	/s/ Lubow Klauser
Lubow Klauser
President, Secretary and Treasurer